UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 1, 2006

                             Global Gold Corporation

             (Exact name of registrant as specified in its charter)



         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


           45 East Putnam Avenue, Greenwich, CT                 06830
         ----------------------------------------              -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Unregistered Sales of Equity Securities.


On December 1, 2006, Global Gold Corporation sold $2,250,000 in common shares, pursuant to exemptions from registration requirements of the Securities Act. The transaction involved the exercise of warrants originally issued on November 4, 2004. The transaction involved the issuance of 3,000,000 shares of common stock at $0.75 per share in accordance with the warrants. The purchasers and corresponding shares issued are: Firebird Global Master Fund, Ltd, 1,500,000 shares; Firebird Avrora Fund, Ltd. 750,000 shares; and Firebird Republics Fund, Ltd. 750,000 shares.

Exhibit No.  99.1                    Press Release.


          Global Gold Announces Exercise of Warrants By Firebird Funds


Greenwich, CT--December 4, 2006--Global Gold Corporation (OTCBB-GBGD) (www.globalgoldcorp.com) today announced Global Gold Corporation sold $2,250,000 in common shares, pursuant to exemptions from registration requirements of the Securities Act. The transaction closed on December 1, 2006 and involved the exercise of warrants originally issued on November 4, 2004. Global Gold issued 3,000,000 shares of common stock at $0.75 per share in accordance with the warrants. The purchasers and corresponding shares issued are: Firebird Global Master Fund, Ltd, 1,500,000 shares; Firebird Avrora Fund, Ltd. 750,000 shares; and Firebird Republics Fund, Ltd. 750,000 shares.

To the extent that statements in this press release are not strictly historical, including statements as to revenue projections, business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's development, events conditioned on stockholder or other approval, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this release are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Former Soviet country estimations are presented for historical reporting and to provide a basis for assessing Global Gold's choices for its business activities and not to be understood as indicating the existence of reserves or resources.

Global Gold Corporation is an international gold mining, development and exploration company with mining properties in Chile and Armenia. Global Gold Corporation is located at 45 East Putnam Avenue, Greenwich, CT 06830. The main phone number is 203-422-2300. More information can be found at www.globalgoldcorp.com.

         Contact: Van Z. Krikorian, President -- ggc@globalgoldcorp.com

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934,


the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: December 4, 2006                   Global Gold Corporation

                            By:    /s/Drury J. Gallagher
                                   ---------------------
                            Name:  Drury J. Gallagher
                            Title: Chairman, Chief Executive
                                   Officer and Treasurer